Subsequent Events (Notes)	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Subsequent Events
On February 22, 2016, the Company announced the sale of the inventory at its Houston and Edmonton facilities that primarily service the oil and gas industries to an unrelated third party. Net proceeds of the transaction were $27,100, with 90% of the gross consideration paid at closing, and the remainder, subject to certain adjustments, payable by December 31, 2016. The Company has further plans to sell the equipment at the Houston and Edmonton facilities and then close these facilities in 2016. As part of the transaction, the buyer will also purchase the trade name rights to the Tube Supply brand.
On March 11, 2016, the Company entered into an asset purchase agreement with an unrelated third-party for the sale of its wholly-owned subsidiary, TPI. The aggregate sales price of the transaction, which is subject to a typical working capital adjustment, is approximately $55,000.